FEBRUARY 28, 2013

SEMIANNUAL REPORT
AND SHAREHOLDER LETTER

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GLOBAL

Templeton Global Smaller Companies Fund

FRANKLIN TEMPLETON INVESTMENTS

Franklin · **Templeton** · Mutual Series

Semiannual Report

Templeton Global Smaller Companies Fund

Your Fund's Goal and Main Investments: Templeton Global Smaller Companies Fund seeks to achieve long-term capital growth. Under normal market conditions, the Fund invests at least 80% of its net assets in equity securities of smaller companies located anywhere in the world.

Geographic Breakdown
Based on Total Net Assets as of 2/28/13

North America
40.5%
Europe
30.0%
Asia
21.0%
Australia & New Zealand
1.1%
Latin America & Caribbean
0.9%
Short-Term Investments & Other Net Assets
6.5%

We are pleased to bring you Templeton Global Smaller Companies Fund's semiannual report for the period ended February 28, 2013.

Performance Overview

For the six months under review, Templeton Global Smaller Companies Fund – Class A delivered a +16.10% cumulative total return. In comparison, the MSCI All Country (AC) World Small Cap Index, which measures performance of small capitalization companies in global developed and emerging markets, posted a +14.77% total return.[1] Please note index performance information is provided for reference and we do not attempt to track the index but rather undertake investments on the basis of fundamental research. You can find the Fund's long-term performance data in the Performance Summary.

Economic and Market Overview

Global developed country stocks, as measured by the MSCI World Index, advanced during the six-month review period as continued policy support and improving investor sentiment overcame the negative effects of mixed economic data and growing political distractions. Stocks entered the period with positive momentum as central banks in all major regions loosened policy. The U.S. Federal Reserve Board announced a third and unlimited round of quantitative easing, China announced a fiscal stimulus package to fund infrastructure projects and Germany's top constitutional court allowed that country to conditionally ratify the European Stability Mechanism. Investor attention turned to politics as many major countries prepared to elect or

1. Source: © 2013 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, and an index is not representative of the Fund's portfolio.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund's Statement of Investments (SOI). The SOI begins on page 16.

Semiannual Report | 3

appoint new leaders. The U.S. and China began new political cycles in November, resulting in the re-election of incumbent U.S. president Barack Obama and the appointment of Xi Jinping, a close ally of China’s former president, to lead that country’s top decision-making body. The markets initially reacted negatively to these events, but after a brief dip, stocks quickly recovered and rallied to post-crisis highs by the end of the review period.

As the period progressed, headline economic data painted a picture of nuanced and inconsistent global growth trends. China’s growth remained above the 7% benchmark associated with an economic “hard landing,” and the People’s Bank of China differed from other central banks by tightening monetary policy to discourage asset bubble formation. Developed world growth remained mostly anemic, however, and policy conditions supportive. In the U.S., fourth-quarter 2012 growth was roughly flat, mainly because of public spending cuts and inventory drawdowns, although private demand actually accelerated. Europe’s economic weakness persisted, and even Germany succumbed to growth pressures in the fourth quarter. Political developments in both regions threatened to derail stocks — U.S. politicians failed to reach a basic budget compromise, and inconclusive Italian elections were interpreted as a vote against pro-European reforms. But market momentum remained positive and stock funds began experiencing investment inflows for the first time since the beginning of 2011.

Japan was particularly notable for its strength after the Liberal Democratic Party won elections and immediately appointed a central bank governor who vowed to defeat deflation. The yen consequently plummeted, resulting in calls from developed world leaders to prevent exchange rate targeting and competitive devaluation. Yet, traditional hedges against currency instability failed to reflect concern, and gold extended its longest run of monthly losses since 1997. Commodities in general weakened owing to a muted global growth outlook, yet rising bond yields in safe-haven government securities and subdued volatility readings in stock markets suggested that investors remained mostly sanguine about future growth prospects.

Investment Strategy

At Templeton, when choosing investments for this Fund, we take a bottom-up, value-oriented, long-term approach, focusing on the market price of a company’s securities relative to our evaluation of the company’s long-term earnings, asset value and cash flow potential. We also consider the company’s price/earnings ratio, profit margins and liquidation value.

4 | Semiannual Report

Manager’s Discussion

Several holdings performed well during the six-month period under review. People’s Food Holdings is a market leader in China’s meat processing industry. The off-benchmark company’s broad product offering, strong brand recognition, well-established logistics network and mature distribution channels contributed to strong operational and stock performance.

Off-benchmark AllianceBernstein Holding is one of the largest U.S.-based asset managers. The company’s share price recovered from earlier lows largely as a result of the stock market rebound and a marked improvement in managed equity fund performance. The company also benefited from what we viewed as strong free cash flow and a solid balance sheet.

Founded in Greece in 1986, JUMBO has transformed from operating exclusively as a toy retailer to offering a wide range of products, such as books, stationery, baby and seasonal items. Over the long term, we believe the company could benefit from retail store growth in Greece and surrounding countries, as well as a product mix shift away from lower margin electronics and toys. In the near term, our analysis suggests JUMBO is favorably positioned in the weak economic environment because of its value orientation and its potential to benefit from smaller, weaker players exiting the market. With what we view as balance sheet strength to expand its retail network, a strong real estate portfolio and low valuation multiples, JUMBO delivered robust stock performance.

In contrast, the Fund had some poor performers. Despite the stock’s short-term underperformance, we believe Japanese pharmaceuticals and fragrances business Kobayashi Pharmaceutical operates in a stable business with few cyclical or foreign currency exchange factors, which made it attractive to us in a risk-averse market environment. The company’s ability to create new product categories through unique developments drove above-average sales growth, high market share and impressive margins, in our view. Kobayashi has also displayed a sensible approach to the economic environment by reducing new product launches during difficult times and then accelerating investments seeking to benefit from an improving market outlook.

The share price of Asahi, one Japan’s largest specialty bicycle retail chains, declined during the period amid global economic concerns and their potential consumer impact. From our long-term perspective, we believe Asahi distinguishes itself from the competition, which includes general merchandise stores, home improvement stores and typical mom-and-pop bicycle shops, by providing high-quality in-store services and developing competitively priced, private brand products.

Semiannual Report | 5

Emeco Holdings is a leading earthmoving equipment rental supplier to the
Australian mining industry. The company’s focus is on coal and gold, with a growing presence in iron ore. Shares underperformed during the period amid lower commodity prices. Over the longer term, we see a positive trend for mining production volumes, which drives the utilization level of Emeco’s fleet, and we believe the company’s conservative balance sheet positions it well for potentially solid long-term growth.

Thank you for your continued participation in Templeton Global Smaller
Companies Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of February 28, 2013, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reli-
able, but the investment manager makes no representation or warranty as to their completeness or accuracy.
Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

6 | Semiannual Report

Performance Summary as of 2/28/13

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Semiannual Report | 7

Performance Summary (continued)

Performance

Cumulative total return excludes sales charges. Average annual total returns and value of $10,000 investment include maximum sales charges. Class A: 5.75% maximum initial sales charge; Class B: contingent deferred sales charge (CDSC)
declining from 4% to 1% over six years, and eliminated thereafter; Class C: 1% CDSC in first year only; Advisor Class: no sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

8 | Semiannual Report

Performance Summary (continued)

Endnotes

All investments involve risks, including possible loss of principal. Special risks are associated with foreign investing, including currency fluctuations, economic instability and political developments. Investments in emerging markets involve heightened risks related to the same factors, in addition to those associated with these markets’ smaller size and lesser liquidity. In addition, smaller company stocks have historically exhibited greater price volatility than large-company stocks, particularly over the short term. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Class B: Class C:

These shares have higher annual fees and expenses than Class A shares.

Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

Advisor Class:	Shares are available to certain eligible investors as described in the prospectus.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.

3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.

4. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter. For Class B shares, 3/31/13 performance data are not available – all class B shares were converted to Class A shares before the end of the quarter.

5. Figures are as stated in the Fund’s prospectus current as of the date of this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

Semiannual Report | 9

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

10 | Semiannual Report

Your Fund’s Expenses (continued)

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds.
In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

Semiannual Report | 11

Templeton Global Smaller Companies Fund

Financial Highlights

Class A	Six Months Ended February 28, 2013 (unaudited)	Year Ended August 31, 2012	2011	2010	2009	2008
Per share operating performance						
(for a share outstanding throughout the period)						
Net asset value, beginning of period	$6.39	$6.61	$6.06	$5.42	$6.97	$10.13
Income from investment operations[a]:						
Net investment income[b]	0.01	0.07	0.06	0.01	0.06	0.07
Net realized and unrealized gains (losses)	1.01	(0.23)	0.51	0.70	(0.98)	(2.27)
Total from investment operations	1.02	(0.16)	0.57	0.71	(0.92)	(2.20)
Less distributions from:						
Net investment income	(0.10)	(0.06)	(0.02)	(0.07)	(0.09)	(0.10)
Net realized gains	—	—	—	—	(0.54)	(0.86)
Total distributions	(0.10)	(0.06)	(0.02)	(0.07)	(0.63)	(0.96)
Redemption fees[c]	—	—	—	—	—	—[d]
Net asset value, end of period	$7.31	$6.39	$6.61	$6.06	$5.42	$ 6.97
Total return[e]	16.10%	(2.31)%	9.31%	13.11%	(8.08)%	(23.88)%
Ratios to average net assets[f]						
Expenses	1.39%[g]	1.41%	1.35%[g]	1.39%[g]	1.49%[g]	1.35%[g]
Net investment income	0.30%	1.06%	0.80%	0.23%	1.47%	0.93%
Supplemental data						
Net assets, end of period (000's)	$809,874	$726,065	$833,869	$816,589	$732,847	$936,192
Portfolio turnover rate	3.79%	25.44%	23.31%	22.33%	31.29%	17.46%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
bBased on average daily shares outstanding.
cEffective September 1, 2008, the redemption fee was eliminated.
dAmount rounds to less than $0.01 per share.
eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
fRatios are annualized for periods less than one year.
gBenefit of expense reduction rounds to less than 0.01%.

12 | The accompanying notes are an integral part of these financial statements. | Semiannual Report

Templeton Global Smaller Companies Fund

Financial Highlights (continued)

Class B	Six Months Ended February 28, 2013 (unaudited)	Year Ended August 31, 2012	2011	2010	2009	2008
Per share operating performance (for a share outstanding throughout the period)						
Net asset value, beginning of period	$6.04	$6.24	$5.75	$5.16	$6.63	$9.68
Income from investment operations[a]:						
Net investment income (loss)[b]	(0.01)	0.01	(—)[c]	(0.03)	0.03	0.01
Net realized and unrealized gains (losses)	0.96	(0.21)	0.49	0.67	(0.94)	(2.17)
Total from investment operations	0.95	(0.20)	0.49	0.64	(0.91)	(2.16)
Less distributions from:						
Net investment income	—	(—)[c]	—	(0.05)	(0.02)	(0.03)
Net realized gains	—	—	—	—	(0.54)	(0.86)
Total distributions	—	(—)[c]	—	(0.05)	(0.56)	(0.89)
Redemption fees[d]	—	—	—	—	—	—[c]
Net asset value, end of period	$6.99	$6.04	$6.24	$5.75	$5.16	$6.63
Total return[e]	15.73%	(3.12)%	8.52%	12.34%	(8.88)%	(24.47)%
Ratios to average net assets[f]						
Expenses	2.14%[g]	2.16%	2.10%[g]	2.13%[g]	2.26%[g]	2.12%[g]
Net investment income (loss)	(0.45)%	0.31%	0.05%	(0.51)%	0.70%	0.16%
Supplemental data						
Net assets, end of period (000's)	$30	$420	$1,532	$2,463	$2,929	$4,470
Portfolio turnover rate	3.79%	25.44%	23.31%	22.33%	31.29%	17.46%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
bBased on average daily shares outstanding.
cAmount rounds to less than $0.01 per share.
dEffective September 1, 2008, the redemption fee was eliminated.
eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
fRatios are annualized for periods less than one year.
gBenefit of expense reduction rounds to less than 0.01%.

Semiannual Report | The accompanying notes are an integral part of these financial statements. | 13

Templeton Global Smaller Companies Fund

Financial Highlights (continued)

Class C	Six Months Ended February 28, 2013 (unaudited)	Year Ended August 31, 2012	2011	2010	2009	2008
Per share operating performance						
(for a share outstanding throughout the period)						
Net asset value, beginning of period	$6.16	$6.39	$5.88	$5.28	$6.77	$9.86
Income from investment operations[a]:						
Net investment income (loss)[b]	(0.01)	0.02	—[c]	(0.03)	0.03	0.01
Net realized and unrealized gains (losses)	0.97	(0.23)	0.51	0.68	(0.96)	(2.21)
Total from investment operations	0.96	(0.21)	0.51	0.65	(0.93)	(2.20)
Less distributions from:						
Net investment income	(0.05)	(0.02)	—	(0.05)	(0.02)	(0.03)
Net realized gains	—	—	—	—	(0.54)	(0.86)
Total distributions	(0.05)	(0.02)	—	(0.05)	(0.56)	(0.89)
Redemption fees[d]	—	—	—	—	—	—[c]
Net asset value, end of period	$7.07	$6.16	$6.39	$5.88	$5.28	$6.77
Total return[e]	15.66%	(3.07)%	8.67%	12.27%	(8.96)%	(24.38)%
Ratios to average net assets[f]						
Expenses	2.14%[g]	2.16%	2.10%[g]	2.14%[g]	2.26%[g]	2.09%[g]
Net investment income (loss)	(0.45)%	0.31%	0.05%	(0.52)%	0.70%	0.19%
Supplemental data						
Net assets, end of period (000's)	$36,772	$34,090	$42,043	$36,390	$33,300	$49,346
Portfolio turnover rate	3.79%	25.44%	23.31%	22.33%	31.29%	17.46%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
bBased on average daily shares outstanding.
cAmount rounds to less than $0.01 per share.
dEffective September 1, 2008, the redemption fee was eliminated.
eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
fRatios are annualized for periods less than one year.
gBenefit of expense reduction rounds to less than 0.01%.

14 | The accompanying notes are an integral part of these financial statements. | Semiannual Report

Templeton Global Smaller Companies Fund

Financial Highlights (continued)

Advisor Class	Six Months Ended February 28, 2013 (unaudited)	Year Ended August 31, 2012	2011	2010	2009	2008
Per share operating performance						
(for a share outstanding throughout the period)						
Net asset value, beginning of period	$6.41	$6.63	$6.08	$5.43	$7.00	$10.17
Income from investment operations[a]:						
Net investment income[b]	0.02	0.08	0.08	0.03	0.07	0.10
Net realized and unrealized gains (losses)	1.01	(0.23)	0.51	0.69	(1.00)	(2.29)
Total from investment operations	1.03	(0.15)	0.59	0.72	(0.93)	(2.19)
Less distributions from:						
Net investment income	(0.12)	(0.07)	(0.04)	(0.07)	(0.10)	(0.12)
Net realized gains	—	—	—	—	(0.54)	(0.86)
Total distributions	(0.12)	(0.07)	(0.04)	(0.07)	(0.64)	(0.98)
Redemption fees[c]	—	—	—	—	—	—[d]
Net asset value, end of period	$7.32	$6.41	$6.63	$6.08	$5.43	$ 7.00
Total return[e]	16.18%	(2.07)%	9.60%	13.38%	(7.94)%	(23.69)%
Ratios to average net assets[f]						
Expenses	1.14%[g]	1.16%	1.10%[g]	1.14%[g]	1.26%[g]	1.12%[g]
Net investment income	0.55%	1.31%	1.05%	0.48%	1.70%	1.16%
Supplemental data						
Net assets, end of period (000's)	$127,681	$116,877	$113,402	$95,765	$108,383	$126,003
Portfolio turnover rate	3.79%	25.44%	23.31%	22.33%	31.29%	17.46%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
bBased on average daily shares outstanding.
cEffective September 1, 2008, the redemption fee was eliminated.
dAmount rounds to less than $0.01 per share.
eTotal return is not annualized for periods less than one year.
fRatios are annualized for periods less than one year.
gBenefit of expense reduction rounds to less than 0.01%.

Semiannual Report | The accompanying notes are an integral part of these financial statements. | 15

Templeton Global Smaller Companies Fund

Statement of Investments, February 28, 2013 (unaudited)

Industry	Shares	Value
Common Stocks and Other Equity Interests 93.5%			
Australia 1.1%			
Billabong International Ltd.	Textiles, Apparel & Luxury Goods	2,840,702	$ 2,480,534
Emeco Holdings Ltd.	Trading Companies & Distributors	12,521,493	8,632,036
			11,112,570
Austria 1.1%			
Wienerberger AG	Building Products	970,178	10,516,938
Bahamas 1.6%			
[a] Steiner Leisure Ltd.	Diversified Consumer Services	326,160	15,378,444
Belgium 1.8%			
Barco NV	Electronic Equipment, Instruments & Components	204,400	17,346,840
Canada 8.0%			
[a] ATS Automation Tooling Systems Inc.	Machinery	885,180	8,252,806
Canaccord Financial Inc.	Capital Markets	1,668,300	12,090,421
Dorel Industries Inc., B	Household Durables	171,100	6,115,279
Ensign Energy Services Inc.	Energy Equipment & Services	636,800	10,589,136
Genworth MI Canada Inc.	Thrifts & Mortgage Finance	573,900	14,069,806
HudBay Minerals Inc.	Metals & Mining	1,310,550	12,600,097
Mullen Group Ltd.	Energy Equipment & Services	299,500	6,366,282
Trican Well Service Ltd.	Energy Equipment & Services	646,600	8,336,953
			78,420,780
Cayman Islands 0.9%			
Stella International Holdings Ltd.	Textiles, Apparel & Luxury Goods	3,208,487	9,246,062
China 0.9%			
People's Food Holdings Ltd.	Food Products	8,547,840	9,179,722
Finland 3.0%			
Amer Sports OYJ	Leisure Equipment & Products	1,237,717	20,497,476
Huhtamaki OYJ	Containers & Packaging	426,680	8,247,528
			28,745,004
Germany 2.1%			
Gerresheimer AG	Life Sciences Tools & Services	95,880	5,525,512
Jenoptik AG	Electronic Equipment, Instruments & Components	590,140	5,924,773
[a] Kloeckner & Co. SE	Trading Companies & Distributors	639,220	9,433,842
			20,884,127
Greece 1.1%			
JUMBO SA	Specialty Retail	1,073,380	10,233,782
Hong Kong 2.3%			
Dah Sing Financial Group	Commercial Banks	1,388,000	7,462,847
Techtronic Industries Co. Ltd.	Household Durables	7,398,000	14,670,660
			22,133,507

16 | Semiannual Report

Templeton Global Smaller Companies Fund

Statement of Investments, February 28, 2013 (unaudited) (continued)

Semiannual Report | 17

Templeton Global Smaller Companies Fund

Statement of Investments, February 28, 2013 (unaudited) (continued)

Industry	Shares	Value
Common Stocks and Other Equity Interests (continued)			
Sweden 0.7%			
[a,b] D Carnegie & Co. AB	Capital Markets	2,352,546	$ —
Oriflame Cosmetics SA, SDR	Personal Products	194,110	6,716,484
			6,716,484
Switzerland 2.8%			
[c] Logitech International SA	Computers & Peripherals	638,010	4,312,948
Panalpina Welttransport Holding AG	Air Freight & Logistics	125,960	13,296,450
Vontobel Holding AG	Capital Markets	272,678	9,458,891
			27,068,289
Taiwan 1.7%			
Giant Manufacturing Co. Ltd.	Leisure Equipment & Products	1,678,311	9,195,062
[a] Ta Chong Bank Ltd.	Commercial Banks	20,267,762	7,311,701
			16,506,763
Turkey 0.6%			
Aygaz AS	Gas Utilities	981,785	5,372,464
United Kingdom 9.2%			
Bellway PLC	Household Durables	535,500	9,409,254
Bodycote PLC	Machinery	1,458,966	12,104,091
Bovis Homes Group PLC	Household Durables	957,790	9,387,945
Fiberweb PLC	Textiles, Apparel & Luxury Goods	4,722,280	5,550,768
Greggs PLC	Food & Staples Retailing	1,100,580	8,358,767
Henderson Group PLC	Capital Markets	1,942,316	4,676,633
Laird PLC	Electronic Equipment, Instruments & Components	4,096,330	15,404,894
Persimmon PLC	Household Durables	854,547	11,836,554
UBM PLC	Media	594,470	6,976,382
[a] Vectura Group PLC	Pharmaceuticals	4,503,490	6,309,622
			90,014,910
United States 30.9%			
AllianceBernstein Holding LP	Capital Markets	1,177,163	27,110,064
Arkansas Best Corp.	Road & Rail	1,049,170	12,107,422
[a] Brocade Communications Systems Inc.	Communications Equipment	1,701,670	9,546,369
[c] Columbia Sportswear Co.	Textiles, Apparel & Luxury Goods	246,130	13,667,599
[a] Deckers Outdoor Corp.	Textiles, Apparel & Luxury Goods	91,580	3,694,337
FirstMerit Corp.	Commercial Banks	321,190	4,856,393
[a] Green Dot Corp.	Consumer Finance	364,864	5,115,393
GulfMark Offshore Inc., A	Energy Equipment & Services	181,750	6,492,110
Heidrick & Struggles International Inc.	Professional Services	794,490	10,805,064
[a] Hibbett Sports Inc.	Specialty Retail	382,440	20,208,130
Hyster-Yale Materials Handling Inc.	Machinery	93,600	4,795,128
[a] Investment Technology Group Inc.	Capital Markets	959,320	11,617,365
iShares Trust Russell 2000 Index Fund	Diversified Financial Services	169,500	15,332,970
JAKKS Pacific Inc.	Leisure Equipment & Products	1,067,960	13,007,753
Janus Capital Group Inc.	Capital Markets	1,640,250	15,188,715

18 | Semiannual Report

Templeton Global Smaller Companies Fund

Statement of Investments, February 28, 2013 (unaudited) (continued)

See Abbreviations on page 33.

aNon-income producing.
bSecurity has been deemed illiquid because it may not be able to be sold within seven days.
cA portion or all of the security is on loan at February 28, 2013. See Note 1(c).
dSee Note 8 regarding holdings of 5% voting securities.
eSee Note 1(c) regarding securities on loan.
fThe rate shown is the annualized seven-day yield at period end.

Semiannual Report | The accompanying notes are an integral part of these financial statements. | 19

Templeton Global Smaller Companies Fund

Financial Statements

Statement of Assets and Liabilities
February 28, 2013 (unaudited)

Assets:	
Investments in securities:	
Cost - Unaffiliated issuers	$ 778,238,682
Cost - Non-controlled affiliated issuers (Note 8)	17,853,757
Total cost of investments	$ 796,092,439
Value - Unaffiliated issuers	$ 912,517,383
Value - Non-controlled affiliated issuers (Note 8)	15,452,102
Total value of investments (includes securities loaned in the amount $16,611,288)	927,969,485
Cash	59,685,054
Receivables:	
Investment securities sold	6,053,683
Capital shares sold	1,397,850
Dividends and interest	2,453,606
Other assets	411
Total assets	997,560,089
Liabilities:	
Payables:	
Investment securities purchased	3,891,912
Capital shares redeemed	733,496
Affiliates	915,271
Payable upon return of securities loaned	17,360,155
Accrued expenses and other liabilities	302,656
Total liabilities	23,203,490
Net assets, at value	$ 974,356,599
Net assets consist of:	
Paid-in capital	$ 975,598,198
Distributions in excess of net investment income	(2,368,423)
Net unrealized appreciation (depreciation)	131,860,098
Accumulated net realized gain (loss)	(130,733,274)
Net assets, at value	$ 974,356,599

20 | The accompanying notes are an integral part of these financial statements. | Semiannual Report

Templeton Global Smaller Companies Fund

Financial Statements (continued)

Statement of Assets and Liabilities (continued)
February 28, 2013 (unaudited)

Semiannual Report | The accompanying notes are an integral part of these financial statements. | 21

Templeton Global Smaller Companies Fund

Financial Statements (continued)

Statement of Operations
for the six months ended February 28, 2013 (unaudited)

22 | The accompanying notes are an integral part of these financial statements. | Semiannual Report

Templeton Global Smaller Companies Fund

Financial Statements (continued)

Semiannual Report | The accompanying notes are an integral part of these financial statements. | 23

Templeton Global Smaller Companies Fund

Notes to Financial Statements (unaudited)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Templeton Global Smaller Companies Fund (Fund) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company. The Fund offers four classes of shares: Class A, Class B, Class C, and Advisor Class. Effective March 1, 2005, the Fund no longer offered Class B shares for purchase. As disclosed in the fund prospectus, Class B shares convert to Class A shares after eight years of investment; therefore all Class B shares will convert to Class A by March 2013. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. Under procedures approved by the Fund’s Board of Trustees (the Board), the Fund’s administrator, investment manager and other affiliates have formed the Valuation and Liquidity Oversight Committee (VLOC). The VLOC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities. Investments in non-registered funds are valued at closing net asset value.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VLOC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VLOC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to

24 | Semiannual Report

Templeton Global Smaller Companies Fund

Notes to Financial Statements (unaudited) (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
a.	Financial Instrument Valuation (continued)

calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VLOC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before the daily close of business on the NYSE. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the VLOC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and

Semiannual Report | 25

Templeton Global Smaller Companies Fund

Notes to Financial Statements (unaudited) (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
b.	Foreign Currency Translation (continued)

the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Securities Lending

The Fund participates in an agency based securities lending program. The Fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the market value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the market value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the Fund on the next business day. The collateral is invested in a non-registered money fund. The Fund receives income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. The Fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the agent may default on its obligations to the Fund. The securities lending agent has agreed to indemnify the Fund in the event of default by a third party borrower.

d. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained upon examination by the tax authorities based on the technical merits of the tax position. As of February 28, 2013, and for all open tax years, the Fund has determined that no liability for unrecognized tax benefits is required in the Fund’s financial statements related to uncertain tax positions taken on a tax return (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction statute of limitation.

26 | Semiannual Report

Templeton Global Smaller Companies Fund

Notes to Financial Statements (unaudited) (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
e.	Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

f. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

g. Guarantees and Indemnifications

Under the Fund’s organizational documents, its officers and trustees are indemnified by the Fund against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund expects the risk of loss to be remote.

Semiannual Report | 27

Templeton Global Smaller Companies Fund

Notes to Financial Statements (unaudited) *(continued)*

2. Shares of Beneficial Interest

At February 28, 2013, there were an unlimited number of shares authorized (without par value). Transactions in the Fund's shares were as follows:

	Six Months Ended February 28, 2013		Year Ended August 31, 2012	
	Shares	Amount	Shares	Amount
Class A Shares:				
Shares sold	7,985,539	$ 55,163,181	12,042,425	$ 75,636,330
Shares issued in reinvestment of distributions	1,470,109	10,070,244	1,129,848	6,462,731
Shares redeemed	(12,290,245)	(83,960,162)	(25,621,848)	(158,545,025)
Net increase (decrease)	(2,834,597)	$(18,726,737)	(12,449,575)	$ (76,445,964)
Class B Shares:				
Shares sold	683	$ 4,321	10,607	$ 62,430
Shares issued in reinvestment of distributions	—	—	180	980
Shares redeemed	(65,996)	(432,680)	(186,702)	(1,111,276)
Net increase (decrease)	(65,313)	$ (428,359)	(175,915)	$ (1,047,866)
Class C Shares:				
Shares sold	372,595	$ 2,484,956	641,910	$ 3,888,727
Shares issued in reinvestment of distributions	35,428	235,241	20,661	114,669
Shares redeemed	(741,242)	(4,853,639)	(1,715,267)	(10,262,874)
Net increase (decrease)	(333,219)	$ (2,133,442)	(1,052,696)	$ (6,259,478)
Advisor Class Shares:				
Shares sold	1,126,784	$ 7,736,524	3,279,165	$ 20,465,987
Shares issued in reinvestment of distributions	282,548	1,938,283	210,499	1,206,162
Shares redeemed	(2,210,147)	(15,081,376)	(2,352,334)	(14,594,123)
Net increase (decrease)	(800,815)	$ (5,406,569)	1,137,330	$ 7,078,026

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Templeton Investment Corp. (FTIC)	Investment manager
Templeton Investment Counsel, LLC (TIC)	Investment manager – sub-advisor
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

28 | Semiannual Report

Templeton Global Smaller Companies Fund

Notes to Financial Statements (unaudited) *(continued)*

3. Transactions with Affiliates *(continued)*

a. Management Fees

The Fund pays an investment management fee to FTIC based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.750%	Up to and including $1 billion
0.730%	Over $1 billion, up to and including $5 billion
0.710%	Over $5 billion, up to and including $10 billion
0.690%	Over $10 billion, up to and including $15 billion
0.670%	Over $15 billion, up to and including $20 billion
0.650%	In excess of $20 billion

Under a subadvisory agreement, TIC, an affiliate of FTIC, provides subadvisory services to the Fund. The subadvisory fee is paid by FTIC based on the average daily net assets, and is not an additional expense of the Fund.

b. Administrative Fees

The Fund pays an administrative fee to FT Services based on the Fund's average daily net assets as follows:

Annualized Fee Rate	Net Assets
0.150%	Up to and including $200 million
0.135%	Over $200 million, up to and including $700 million
0.100%	Over $700 million, up to and including $1.2 billion
0.075%	In excess of $1.2 billion

c. Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are not charged on shares held by affiliates. Under the Fund's Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund's shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Fund's Class B and C compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund's shares up to the maximum annual plan rate for each class.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A	0.25%
Class B	1.00%
Class C	1.00%

Semiannual Report | 29

Templeton Global Smaller Companies Fund

Notes to Financial Statements (unaudited) (continued)

3.	TRANSACTIONS WITH AFFILIATES (continued)
d.	Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. These charges are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors have advised the Fund of the following commission transactions related to the sales and redemptions of the Fund’s shares for the period:

e. Transfer Agent Fees

For the period ended February 28, 2013, the Fund paid transfer agent fees of $880,466, of which $448,082 was retained by Investor Services.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the period ended February 28, 2013, the custodian fees were reduced as noted in the Statement of Operations.

5. INCOME TAXES

For tax purposes, capital losses may be carried over to offset future capital gains, if any. Capital loss carryforwards with no expiration, if any, must be fully utilized before those losses with expiration dates.

At August 31, 2012, the Fund had capital loss carryforwards of $108,062,968 expiring in 2018 and capital loss carryforwards not subject to expiration as follows.

30 | Semiannual Report

Templeton Global Smaller Companies Fund

Notes to Financial Statements (unaudited) (continued)

5. INCOME TAXES (continued)

At February 28, 2013, the cost of investments, net unrealized appreciation (depreciation) for income tax purposes was as follows:

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of passive foreign investment company shares, pass-through entity income, payment-in-kind, regulatory settlements and wash sales.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the period ended February 28, 2013, aggregated $32,831,473 and $54,444,553, respectively.

7. CONCENTRATION OF RISK

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

8. HOLDINGS OF 5% VOTING SECURITIES OF PORTFOLIO COMPANIES

The 1940 Act defines “affiliated companies” to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting securities. Investments in “affiliated companies” for the Fund for the period ended February 28, 2013, were as shown below.

Semiannual Report | 31

Templeton Global Smaller Companies Fund

Notes to Financial Statements (unaudited) (continued)

9. CREDIT FACILITY

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $1.5 billion (Global Credit Facility) which matured on January 17, 2014. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.07% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses on the Statement of Operations. During the period ended February 28, 2013, the Fund did not use the Global Credit Facility.

10. FAIR VALUE MEASUREMENTS

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

  Level 1 – quoted prices in active markets for identical financial instruments
  Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
  Level 3 – significant unobservable inputs (including the Fund’s own assumptions in deter- mining the fair value of financial instruments)

The inputs or methodology used for valuing financial instruments are not an indication of the risk associated with investing in those financial instruments.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

32 | Semiannual Report

Templeton Global Smaller Companies Fund

Notes to Financial Statements (unaudited) (continued)

10.	FAIR VALUE MEASUREMENTS (continued)
A	summary of inputs used as of February 28, 2013, in valuing the Fund’s assets carried at fair value, is as follows:

aIncludes common stocks as well as other equity investments.
bFor detailed categories, see the accompanying Statement of Investments.
cIncludes securities determined to have no value at February 28, 2013.

11. NEW ACCOUNTING PRONOUNCEMENTS

In December 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2011-11, Balance Sheet (Topic 210): Disclosures about Offsetting Assets and Liabilities. The amendments in the ASU enhance disclosures about offsetting of financial assets and liabilities to enable investors to understand the effect of these arrangements on a fund’s financial position. In January 2013, FASB issued ASU No. 2013-01, Balance Sheet (Topic 210): Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities. The amendments in ASU No. 2013-01 clarify the intended scope of disclosures required by ASU No. 2011-11. These ASUs are effective for interim and annual reporting periods beginning on or after January 1, 2013. The Fund believes the adoption of these ASUs will not have a material impact on its financial statements.

12. SUBSEQUENT EVENTS

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

ABBREVIATIONS

Selected Portfolio

SDR - Swedish Depositary Receipt

Semiannual Report | 33

Templeton Global Smaller Companies Fund

Shareholder Information

Proxy Voting Policies and Procedures

The Fund’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Fund’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

34 | Semiannual Report

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Item 2. Code of Ethics.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item 3. Audit Committee Financial Expert.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is David W. Niemiec and he is "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.

Item 4. Principal Accountant Fees and Services. N/A

Item 5. Audit Committee of Listed Registrants. N/A

Item 6. Schedule of Investments. N/A

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. N/A

Item 8. Portfolio Managers of Closed-End Management Investment Companies. N/A

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. N/A

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.

Item 11. Controls and Procedures.

(a) Evaluation of Disclosure Controls and Procedures. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant's filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-
CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant’s management, including the
Registrant’s principal executive officer and the Registrant’s principal financial officer, of the effectiveness of the design and operation of the
Registrant’s disclosure controls and procedures. Based on such evaluation, the
Registrant’s principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures are effective.

(b) Changes in Internal Controls. There have been no changes in the
Registrant’s internal controls or in other factors that could materially affect the internal controls over financial reporting subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on
Form N-CSR.

Item 12. Exhibits.

(a)(1) Code of Ethics

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and
Mark H. Otani, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of
Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and
Mark H. Otani, Chief Financial Officer and Chief Accounting Officer